SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement	[_] Confidential, For Use of the Commission Only
(As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WPCS INTERNATIONAL INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

WPCS INTERNATIONAL INCORPORATED
ONE EAST UWCHLAN AVENUE, SUITE 301
EXTON, PENNSYLVANIA 19341

August 29, 2008

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of WPCS International Incorporated (the "Company"). The Meeting will be held on *, 2008 at 8:00 a.m. local time, at *.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,

/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

WPCS INTERNATIONAL INCORPORATED
ONE EAST UWCHLAN AVENUE, SUITE 301
EXTON, PENNSYLVANIA 19341
(610) 903-0400

TO THE STOCKHOLDERS OF WPCS INTERNATIONAL INCORPORATED

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WPCS International Incorporated, a Delaware corporation (the "Company" or "WPCS"), will be held at 8:00 a.m. (local time), on *, 2008 at *, for the following purposes:

1. To Amend the Company's Certificate of Incorporation, as amended, to decrease the number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”), of the Company from 75,000,000 shares to 25,000,000 shares;

2. To elect five (5) directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until his earlier resignation or removal;

3. To ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2009; and

4.  To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on * as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

Exton, Pennsylvania
August 29, 2008

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

WPCS INTERNATIONAL INCORPORATED
One East Uwchlan Avenue, Suite 301
Exton, Pennsylvania 19341

PROXY STATEMENT

GENERAL

The board of directors is soliciting proxies to be used at our *, 2008 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2008. Our annual report is not a part of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

*, 2008, * A.M. local time.

Where will the Annual Meeting be Held?

The meeting will be held at *.

What Items will be Voted Upon at the Annual Meeting?

You will be voting on the following matters:

1.  AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED SHARES OF COMMON STOCK. To consider adopting the amendment to the Certificate of Incorporation to decrease the number of authorized shares of common stock from 75,000,000 to 25,000,000;

1. ELECTION OF DIRECTORS. To elect five directors to serve until the 2010 Annual Meeting of stockholders or until their successors are duly elected and qualified;

3. RATIFICATION OF AUDITORS. To ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2009; and

4. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

Who can Vote?

Only holders of record of our common stock at the close of business on *, 2008 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. Such shares may not be voted cumulatively. On *, 2008, there were * shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION, THE ELECTION OF THE NOMINEE DIRECTORS AND THE RATIFICATION OF J. H. COHN LLP AS AUDITORS.

How do I Vote by Proxy?

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Whether you plan to attend the annual meeting or not, the Company urges you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through the Company’s stock transfer agent, Interwest Transfer Company, Inc., or you have stock certificates, you may vote:

•
By mail.     Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Company’s Board of Directors.

•	In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

 If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In Person at the Meeting.     Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How do I Change or Revoke my Proxy?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341.

What Constitutes a "Quorum" for the Annual Meeting?

The representation, in person or by proxy, of thirty-three and one-third percent (33.33%) of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

How Many Votes Are Required?

• The proposal to amend the Certificate of Incorporation to reduce the number of authorized shares of common stock from 75,000,000 to 25,000,000 will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock.  Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

• Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

• The ratification of the selection of J. H. Cohn LLP as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

Who Pays For The Solicitation Of Proxies?

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the Company or brokers holding the Company’s shares on your behalf to send a single set of the Company’s annual report and proxy statement to any household at which two or more of the Company’s stockholders reside, if either the Company or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding”, benefits both stockholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to the Company’s annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from the Company that communications to their addresses will be “householded”, the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders who do not wish to participate in “householding” and would like to receive their own sets of the Company’s annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another one of the Company’s stockholders and who would like to receive only a single set of the Company’s annual disclosure documents should follow these instructions:

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Stockholders whose shares are registered in their own name should contact the Company’s transfer agent, Interwest Transfer Co., Inc., and inform them of their request by calling them at (801) 272-9294 or writing them at 1981 East Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117.

•
Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

PROPOSAL NO. 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Board of Directors has determined that it is advisable to decrease the authorized number of shares of common stock from 75,000,000 shares to 25,000,000 shares. The Board has voted to recommend that the stockholders adopt an amendment to the Company's certificate of incorporation implementing the proposed decrease.

The reason for this action is to effect a significant saving in the amount of franchise tax that the Company must pay each year in Delaware. The Company pays franchise tax in Delaware based, in part, on the number of shares of common stock and preferred stock that are authorized in the Company's certificate of incorporation. Based on the authorized shares currently provided in its certificate of incorporation, the Company has been paying approximately $130,000 per year, ($165,000 is the maximum franchise tax in Delaware). By reducing the authorized number of shares as proposed, the Company will reduce its annual franchise tax by approximately $86,000.

As of August 26, 2008, 7,251,083 shares of common stock were issued and outstanding, an additional 592,192 shares were reserved for issuance under the Company's stock option plans and an additional 1,883,796 shares were reserved for issuance upon exercise of outstanding warrants. On that date there were no shares of preferred stock outstanding. The Board has no pending plans involving the issuance of additional common or preferred stock and believes that the new reduced level of authorized shares will be adequate to cover requirements in the foreseeable future. In the event that additional authorized shares are needed in the future, the stockholders will be asked to approve an amendment to the certificate of incorporation to increase the authorized shares to the level needed at that time.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 25,000,000.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

NOMINEES

At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the five nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME	AGE	POSITION

Andrew Hidalgo	52	Chief Executive Officer and Chairman of the Board of Directors
Norm Dumbroff	47	Director
Neil Hebenton	52	Director
Gary Walker	53	Director
William Whitehead	52	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

Andrew Hidalgo, Chairman, Chief Executive Officer and Director

Mr. Hidalgo has been our Chairman of the Board and Chief Executive Officer since our inception in May 2002 and served in the same capacity with the predecessor company WPCS Holdings, Inc. since September 2000. He is responsible for our operations and direction. Prior to that, Mr. Hidalgo held various positions in operations, sales and marketing with Applied Digital Solutions, the 3M Company, Schlumberger and General Electric. He attended Fairfield University in Fairfield, Connecticut.

Norm Dumbroff, Director

Mr. Dumbroff became a Director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College.

Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since July 2008, he has been a business development director for Axiom Real-Time Metrics, a technology company serving the pharmaceutical and biotechnology market. From February 2002 to July 2008, he was Senior Director, Business Development, for Perceptive Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial data management software applications to pharmaceutical and biotechnology companies.  Prior to that, Mr. Hebenton has held a variety of operational, scientific and marketing positions in Europe with FW Pharma Systems, Bull Information Systems and Phillips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland

Gary Walker, Director

Mr. Walker became a director of WPCS in December 2002. He is currently the president of the Walker Comm subsidiary of WPCS International Incorporated, a position he has held since November 1996. Prior to his involvement at Walker Comm, Mr. Walker had a distinguished career with the U.S. Navy and also held an elected political position in Fairfield, California. He holds a B.A. in Business Management from St. Mary’s College in Moraga, California.

William Whitehead, Director

Mr. Whitehead became a director of WPCS in October 2002. Since October 1998, he has been the Chief Financial Officer for Neutronics Incorporated, a multi-million dollar process and safety systems manufacturer. Mr. Whitehead has held a variety of financial management positions with Deloitte & Touche and was Division Controller for Graphic Packaging Corporation from April 1990 to March 1998. After attending West Point, Mr. Whitehead received a B.S. in Accounting from the Wharton School at the University of Pennsylvania and received his M.B.A. from the Kellogg Graduate School at Northwestern University.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board meet during fiscal 2008?

During fiscal 2008, the Board of Directors held four meetings. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership
Name	Audit Committee	Executive Committee	Nominating Committee
Andrew Hidalgo
Norm Dumbroff	*	**	*
Neil Hebenton	*	*	**
Gary Walker
William Whitehead	**	*	*

  * Member of Committee
** Chairman of Committee

Audit Committee

We have an Audit Committee currently consisting of William Whitehead, Norm Dumbroff and Neil Hebenton, with Mr. Whitehead elected as Chairman of the Committee. Our board of directors has determined that each of Messrs. Whitehead, Dumbroff and Hebenton are "independent" as that term is defined under applicable SEC rules and under the current listing standards of the Nasdaq Stock Market. Mr. Whitehead is our audit committee financial expert. The Audit Committee held three meetings and approved certain actions by unanimous written consent during the 2008 fiscal year.  The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee.

The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Executive Committee

We have an Executive Committee currently consisting of Norm Dumbroff, Neil Hebenton and William Whitehead, with Mr. Dumbroff elected as Chairman of the Committee. The Board of Directors has determined that all of the members are "independent" under the current listing standards of the Nasdaq Stock Market. The Executive Committee approved certain actions by unanimous written consent during the 2008 fiscal year.  The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

The Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of the Company's incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to directors and executive officers of the Company.

Nominating Committee

We have a Nominating Committee currently consisting of Neil Dumbroff, Neil Hebenton and William Whitehead, with Mr. Hebenton elected as Chairman of the Committee.  The Board of Directors has determined that all of the members are "independent" under the current listing standards of the Nasdaq Stock Market. The Nominating Committee approved certain actions by unanimous written consent during the 2008 fiscal year.

The Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the Securities and Exchange Commission ("SEC"), as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration.  Directors are entitled to receive stock options under our stock option plans as determined by the Board of Directors.  We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2008, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during fiscal year 2008.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2009, subject to ratification of the appointment by the Company's stockholders. A representative of J.H. Cohn LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2008

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2008, for filing with the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2008 and 2007, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $320,975 and $278,471, respectively.

Audit Related Fees

We incurred fees to our independent auditors of $6,000 and $14,400, respectively, for audit related fees during the fiscal years ended April 30, 2008 and 2007.  These fees were related to the review of our registration statements prior to filing with the SEC.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended April 30, 2008 and 2007.

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF J.H. COHN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2009.

BENEFICIAL OWNERSHIP OF WPCS COMMON STOCK OF PRINCIPAL
STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following tables sets forth, as of August 26, 2008, the number of and percent of the Company's common stock beneficially owned by: (1) all directors and nominees, naming them, (2) our executive officers, (3) our directors and executive officers as a group, without naming them, and (4) persons or groups known by us to own beneficially 5% or more of our common stock.  The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from August 26, 2008 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of August 26, 2008 have been exercised and converted.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)

Andrew Hidalgo	408,953	(4)	5.49%
Joseph Heater	70,845	(4)	*
Donald Walker	-		-
James Heinz	107,531	(4)	1.47%
Richard Schubiger	48,007	(4)	*
Charles Madenford	4,084	(4)	*
Steven James	-		*
Norm Dumbroff	94,822	(4)	1.30%
Neil Hebenton	11,904	(4)	*
Gary Walker	67,564		*
William Whitehead	32,188	(4)	*
All Officers and Directors as a Group (10 persons)	845,898	(4)	11.01%

Special Situations Private Equity Fund, L.P.	1,148,652	(5)	14.58%
153 E. 53rd Street, 55th Floor
New York, NY 10022

Special Situations Fund III QP, L.P.	1,546,610	(5)	19.20%
527 Madison Avenue, Suite 2600
New York, NY 10022

SF Capital Partners Ltd.	500,360	(6)	6.67%
3600 South Lake Dr
St. Francis, WI 53235
______________________
*	Less than 1%.

(1)	The address for each of our officers and directors is One East Uwchlan Avenue, Exton, PA 19341.

(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 26, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)	Percentage based on 7,251,083 shares of common stock outstanding.

(4)
Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of August 26, 2008 or become exercisable within 60 days of that date: Andrew Hidalgo, 199,736 shares; Joseph Heater, 70,845 shares; James Heinz, 48,007 shares; Richard Schubiger, 48,007 shares; Charles Madenford, 4,084 shares; Norm Dumbroff, 23,988 shares; Neil Hebenton, 11,904 shares; William Whitehead, 23,988 shares; and all officers and directors as a group, 430,559 shares.

(5)
Includes the following number of shares of common stock which may be acquired through the exercise of common stock purchase warrants which were exercisable as of August 26, 2008 or become exercisable within 60 days of that date: Special Situations Private Equity Fund, L.P., 626,017 shares, and Special Situations Fund III QP, L.P., 805,791 shares, based on the information in the most recent Schedule 13D filed on January 10, 2008.

(6)
Includes the following number of shares of common stock which may be acquired through the exercise of common stock purchase warrants which were exercisable as of August 26, 2008 or become exercisable within 60 days of that date: 250,360 shares.

EXECUTIVE COMPENSATION

Under the rules of the SEC, this Compensation Discussion and Analysis Report is not deemed to be incorporated by reference by any general statement incorporating this Annual Report by reference into any filings with the SEC.

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

Submitted by the Executive Committee
Norm Dumbroff, Chairman
Neil Hebenton
William Whitehead

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2008 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries.   Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that the achievements of the company result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success.  In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on achievement of company and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and company performance, as well as market information regarding compensation paid by other companies in our industry.

In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus equal to 3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price.   Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees.  Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts.   Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date.  We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the five other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our 2002 Stock Option Plan, the 2006 Incentive Stock Plan, and the 2007 Incentive Stock Plan, generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Accounting for Stock-Based Compensation. Effective May 1, 2006, we adopted the fair value recognition provisions of FASB Statement 123(R) for stock-based compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Andrew Hidalgo

On February 1, 2005, we entered into a three-year employment contract with Andrew Hidalgo, our Chairman and Chief Executive Officer. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. The base salary under the agreement was $250,000 per annum through April 30, 2008.  Effective June 1, 2008, the base salary under the agreement was amended to $325,000 per annum. In addition, Mr. Hidalgo is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with Joseph Heater

On June 1, 2005, we entered into a three-year employment contract with Joseph Heater, our Chief Financial Officer. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. The base salary under the agreement is $195,000 per annum through April 30, 2008. Effective June 1, 2008, the base salary under the agreement was amended to $250,000.  In addition, Mr. Heater is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

Contract with Donald Walker

On February 1, 2007, we entered into a three-year employment contract with Mr. Walker with a base salary of $160,000 per annum. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. In addition, Mr. Walker is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Walker is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Walker for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Walker is also entitled to receive an annual bonus of 3.0% of operating income before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Gary Walker

On February 1, 2007, we entered into a three-year employment contract with Mr. Walker with a base salary of $150,000 per annum. Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date. In addition, Mr. Walker is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Walker is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Walker for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Walker is also entitled to receive an annual bonus of 3.0% of the operating income of Walker Comm, prior to the deduction of interest and income taxes.

Contract with James Heinz

On April 1, 2007, we entered into a three-year employment contract with Mr. Heinz with a base salary of $160,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date.  In addition, Mr. Heinz is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Heinz is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Heinz for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Heinz is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Richard Schubiger

On June 1, 2008, we entered into a three-year employment contract with Mr. Schubiger with a base salary of $225,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date.  In addition, Mr. Schubiger is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time., Mr. Schubiger is entitled to receive an annual bonus of 3.0% of operating income before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Charles Madenford

Effective April 1, 2007, we entered into an employment contract with Mr. Madenford with a base salary of $150,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another three years from the anniversary date.  In addition, Mr. Madenford is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. Madenford is also entitled to the full-time use of an automobile owned or leased by us, for which we reimburse Mr. Madenford for all maintenance and gasoline expenses associated with the use of the automobile. Mr. Madenford is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

Contract with Steven James

Effective December 1, 2007, we entered into an employment contract with Mr. James with a base salary of $130,000 per annum.  Upon each one year anniversary of the agreement, the agreement will automatically renew for another two years from the anniversary date.  In addition, Mr. James is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time. Mr. James is also entitled to an auto allowance of $1,000 Australian dollars per month. Mr. James is also entitled to receive an annual bonus of 3.0% of operating income, before the deduction of interest and income taxes of designated subsidiaries assigned by us.

For each of the named executive officers listed above, in the event of a change in control, whereby the executive officer is terminated without cause, or resigns for certain “good reasons” we are required to pay the named executive officer a severance payment.  The severance payment is the salary and benefits amount owed under the respective employment agreement from the date of termination through the remaining term of the employment agreement.

The following table sets forth in summary form the compensation received during the fiscal years ended April 30, 2008 and 2007 by the Company's Chief Executive Officer and each of the Company’s five other most highly compensated executive officers based on salary and bonus earned during the 2008 and 2007 fiscal years.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and four other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the “named executive officers”) for fiscal years 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (7)	All Other Compensation ($)		Total ($)

Andrew Hidalgo	2008	250,000	70,000	1,087	9,466	(8)	330,553
Chairman, Chief Executive Officer	2007	168,000	60,000	-	10,800	(8)	238,800
and Director (1)

Joseph Heater	2008	195,000	50,000	652	-		245,652
Chief Financial Officer (2)	2007	140,000	40,000	-	-		180,000

Donald Walker	2008	160,000	64,671	217	-		224,888
Executive Vice President (3)	2007	145,000	141,524	-	13,200	(9)	299,724

Gary Walker	2008	150,000	68,067	217	-		218,284
President- Walker and Director (4)	2007	142,500	141,524	-	12,190	(9)	296,214

Richard Schubiger	2008	195,000	120,428	217	-		315,645
Executive Vice President (5)	2007	140,000	107,829	-	-		247,829

James Heinz	2008	160,000	50,623	217	-		210,840
Executive Vice President (6)	2007	141,667	33,577	-	-		175,244

(1)	Mr. Hidalgo has served as Chairman, Chief Executive Officer and Director since May 24, 2002.

(2)	Mr. Heater has served as Chief Financial Officer since July 15, 2003.

(3)	Mr. Walker has served as Executive Vice President since December 30, 2002.

(4)	Mr. Walker has served as President of Walker Comm and as a Director since December 30, 2002.

(5)	Mr. Schubiger has served as Executive Vice President since November 24, 2004.

(6)	Mr. Heinz has served as Executive Vice President since April 2, 2004.

(7)
Represents the dollar amount of compensation expense recognized in fiscal 2008 for financial reporting purposes related to stock option awards granted in fiscal 2008 under SFAS 123R, as discussed in Note 2, "Summary of Significant Accounting Policies” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.

(8)	Represents lease payments for use of company-leased vehicle.

(9)	Represents 401(k) matching contributions.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding the number of stock options granted to named executive officers during fiscal 2008.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Andrew Hidalgo	3/4/08	25,000	6.33	66,820
Joseph Heater	3/4/08	15,000	6.33	40,092
James Heinz	3/4/08	5,000	6.33	13,364
Richard Schubiger	3/4/08	5,000	6.33	13,364
Donald Walker	3/4/08	5,000	6.33	13,364
Gary Walker	3/4/08	5,000	6.33	13,364

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2008.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Andrew Hidalgo	73,046	-	$6.60	10/6/2009
	126,690	-	$6.14	10/13/2010
	-	25,000	$6.33	3/14/2013

Joseph Heater	20,834	-	$9.00	6/12/2008
	12,500	-	$12.84	8/6/2008
	7,500	-	$6.60	10/6/2009
	63,345	-	$6.14	10/13/2010
	-	15,000	$6.33	3/14/2013

James Heinz	10,000	-	$5.25	2/1/2010
	38,007	-	$6.14	10/13/2010
	-	5,000	$6.33	3/14/2013

Richard Schubiger	10,000	-	$5.25	2/1/2010
	38,007	-	$6.14	10/13/2010
	-	5,000	$6.33	3/14/2013

Donald Walker	-	5,000	$6.33	3/14/2013

Gary Walker	-	5,000	$6.33	3/14/2013

Director Compensation

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2008 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(*)	Total ($)
Norm Dumbroff (1)	5,000	4,088	9,088
Neil Hebenton (2)	5,000	4,088	9,088
William Whitehead (3)	7,500	4,088	11,588
Total:	17,500	12,264	29,764

*
Amounts represent the amount of compensation expense recognized in fiscal 2008 for awards granted in fiscal 2008 and 2007  under SFAS 123R, as discussed in Note 2, "Summary of Significant Accounting Policies” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.

(1)	28,988 options were outstanding as of April 30, 2008, of which 22,946 were exercisable as of April 30, 2008.

(2)	16,904 options were outstanding as of April 30, 2008, of which 10,862 were exercisable as of April 30, 2008.

(3)	28,988 options were outstanding as of April 30, 2008, of which 22,946 were exercisable as of April 30, 2008.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, and the 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and shareholders, as well as certain shares that may be issued upon the exercise of options under the 2002 Stock Option Plan, that were issued to consultants, which were not approved by the Board of Directors.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	238,092	$8.21	36,058

Equity compensation plan approved by security holders (2)	327,726	$6.32	698

Equity compensation plan approved by security holders (3)	80,000	$6.33	320,000

Total	645,818	$7.02	356,756

(1)
We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 416,667 shares of our common stock were reserved for grant (the “2002 Plan”).  As of April 30, 2008, included above in the 2002 Plan are 208,925 shares issuable upon exercise of options granted to employees and directors, and 29,167 options granted to outside consultants for services rendered to our company.

(2)
We established the 2006 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock.  As of April 30, 2008, 327,726 shares were issuable upon exercise of options granted to employees and directors.

(3)
We established the 2007 Incentive Stock Plan, under which 400,000 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock.  As of April 30, 2008, 80,000 shares were issuable upon exercise of options granted to employees and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties.  As a result of these transactions, the other parties became affiliates.  The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

In connection with the acquisition of Walker Comm Inc. (“Walker Comm”), we assumed a lease with a living trust established by Gary Walker, one of our Directors, who is the trustee and whose heirs are the beneficiaries of the trust. The lease is for a building and land located in Fairfield, California, which is occupied by our Walker Comm subsidiary. The lease calls for monthly rental payments of $7,805, with annual increases, calculated using the San Francisco-Oakland-San Jose Consolidated Metropolitan Statistical Area Consumer Price Index. For each of the fiscal years ended April 30, 2008 and 2007, the rent paid for this lease was $90,943 and $88,000, respectively.  We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

On August 22, 2003, we acquired all of the outstanding shares of Clayborn Contracting Group, Inc. (“Clayborn”), our wholly owned subsidiary, in exchange for an aggregate $900,000 cash consideration and 68,871 newly issued shares of our common stock. The Clayborn stockholders consisted of David Gove, the former President of Clayborn, and his spouse. An additional $1,100,000 is due by September 30, 2007, payable in quarterly distributions, by payment to the Clayborn stockholders of 50% of the quarterly post tax profits, as defined, of Clayborn and a final payment of any remaining balance on that date. Through April 30, 2008, payments of $1,100,000 have been made to the former Clayborn stockholders.

On July 19, 2006, we acquired Southeastern Communication Services, Inc. (“SECS”) and we lease our Sarasota, Florida location from a trust, of which one of the former shareholders of SECS, is the trustee. For the years ended April 30, 2008 and 2007, the rent paid for this lease was $52,516 and $40,315, respectively.   We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

On March 30, 2007, we lease our Trenton, New Jersey location from Voacolo Properties LLC, of which the former shareholders of Voacolo Electric Incorporated are the members. For the years ended April 30, 2008 and 2007, the rent paid for this lease was $54,500 and $4,500, respectively.   We believe the terms of this lease are no less favorable than those which could have been obtained between unrelated parties for similar transactions acting at arm’s length.

In connection with the acquisition of Taian AGS Pipeline Construction Co. Ltd (“TAGS”) in fiscal 2007, our joint venture partner provided the office building for TAGS rent free during fiscal year 2008.  We expect to enter into a lease with the joint venture partner in fiscal 2009.

As of April 30, 2008 and 2007, TAGS had outstanding loans due to a related party, Taian Gas Group, totaling $1,941,718 and $717,190, respectively, of which $1,431,230 matures on June 5, 2008, and bears interest at 7.524%.

As of April 30, 2008, Gomes and Gomes, Inc. dba Empire Electric, had outstanding loans due to the former shareholder totaling $358,365, which bore interest at a rate of 5%.  The loans were repaid in May 2008.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Andrew Hidalgo, Secretary, WPCS International Incorporated, One East Uwchlan Avenue, Suite 301 Exton, Pennsylvania 19341, no later than April 1, 2009.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO JOSEPH HEATER WPCS INTERNATIONAL INCORPORATED, ONE EAST UWCHLAN AVENUE, SUITE 301 EXTON, PENNSYLVANIA 19341, TELEPHONE NUMBER (610) 903-0400. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY *, 2008.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer and
Chairman of the Board of Directors

Exton, Pennsylvania
August 29, 2008

PROXY

WPCS INTERNATIONAL INCORPORATED

PROXY FOR ANNUAL MEETING TO BE HELD ON *, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ANDREW HIDALGO and JOSEPH HEATER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on *, 2008, at 8:00 a.m., local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of WPCS International Incorporated to be held at * on *, *, 2008 at 8:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

		FOR	AGAINST	ABSTAIN
1.	Proposal to amend Certificate of Incorporation to reduce authorized shares of common stock to 25,000,000	[_]	[_]	[_]

2.	ELECTION OF DIRECTORS --	FOR	WITHHOLD
Nominees:
	Andrew Hidalgo	[_]	[_]
	Norm Dumbroff	[_]	[_]
	Neil Hebenton	[_]	[_]
	Gary Walker	[_]	[_]
	William Whitehead	[_]	[_]

(Except nominee(s) written above)

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve appointment of J.H. Cohn LLP as independent registered Public accounting firm	[_]	[_]	[_]

If you plan to attend the Annual Meeting please mark this box [_]

Dated:                                , 2008

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE